EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Outerwall Inc. (the "Company") on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Nora M. Denzel, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: February 5, 2015

By: /s/ Nora M. Denzel
Nora M. Denzel
Interim Chief Executive Officer